                                                                   Exhibit 10.77

                          SECURITIES PURCHASE AGREEMENT

     This Securities Purchase Agreement, dated February 11, 2003 (this "Agreement"), is entered into by and among UnitedGlobalCom, Inc., a Delaware corporation (the "Purchaser") and Capital Research and Management Company ("Capital"), on behalf of The Income Fund of America, Inc. (TIFA"), Capital World Growth and Income Fund, Inc. ("CWGIF") and Fundamental Investors, Inc. (together with TIFA and CWGIF, the "Sellers," and each a "Seller").

                                    RECITALS

     WHEREAS, United Pan-Europe Communications N.V., incorporated and existing under the laws of the Netherlands ("UPC") filed a voluntary case under Chapter 11 of title 11 of the United States Code, 11 U.S.C. Sections 101-1330, as amended, in the United States Bankruptcy Court for the Southern District of New York (the "US Bankruptcy Court") and has proposed its Second Amended Plan of Reorganization (the "US Plan");

     WHEREAS, the US Bankruptcy Court has approved UPC's Second Amended Disclosure Statement, dated January 7, 2003, with respect to the US Plan (the "Disclosure Statement");

     WHEREAS, the Purchaser is the majority shareholder of UPC;

     WHEREAS, the Sellers are the holders of the aggregate number of Preference Shares A of UPC, nominal value E1.00 per share (the "Preference Shares") and warrants to purchase ordinary shares A of UPC, nominal value E1.00 per share (the "Ordinary Shares"), at an exercise price of E42.546 per Ordinary Share (the "Warrants," and together with the Preference Shares, the "UPC Securities") set forth opposite each Seller's name on SCHEDULE 1 attached hereto; and

     WHEREAS, the Purchaser and Capital, on behalf of the Sellers, entered into an agreement, dated December 12, 2002 (the "Letter Agreement") providing for the Sellers to sell the UPC Securities to the Purchaser in exchange for shares of the Purchaser's Class A Common Stock, par value $.01 per share (the "UGC Shares").

     NOW, THEREFORE, in consideration of their mutual promises made herein, and for other good and valuable consideration, receipt of which is hereby acknowledged by each party, the parties, intending to be legally bound, hereby agree as follows:

     SECTION 1. PURCHASE OF THE UPC SECURITIES. Subject to the terms and conditions of this Agreement, the Purchaser agrees to purchase and the Sellers agree, severally and not jointly, to sell to the Purchaser at Closing, the aggregate number of UPC Securities set forth opposite each Seller's name on
SCHEDULE 1 hereto in exchange
for the number of UGC Shares set forth opposite each Seller's name on SCHEDULE 1 hereto.

     SECTION 2. CLOSING. The consummation of the purchase and sale of the UPC Securities to be purchased hereunder (the "Closing") shall take place at the offices of the Purchaser on a date mutually agreed upon between the parties, but in any event within three (3) business days after the satisfaction or waiver of the conditions set forth herein (such date being referred to herein as the "Closing Date"). At the Closing:

          (a) The Sellers shall transfer title to the Preference Shares to the Purchaser by delivering to the Purchaser an executed Deed of Purchase and Transfer attached as EXHIBIT B hereto providing for the transfer of title to the Purchaser.

          (b) The Sellers shall transfer title to the Warrants to the Purchaser by delivering to the Purchaser an executed Assignment Form attached as EXHIBIT C hereto providing for the transfer of title to the Purchaser.

          (c) The Purchaser shall deliver to the Sellers certificates for the UGC Shares, in such denominations and registered in such names as set forth in
SCHEDULE 2 hereto.

               (i) Each certificate representing the UGC Shares will contain a legend substantially to the following effect (in addition to any legends required under applicable securities laws:

     "THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE "ACT") AND ARE "RESTRICTED SECURITIES" AS THAT TERM IS DEFINED IN RULE 144 UNDER THE ACT. THE SHARES MAY NOT BE OFFERED FOR SALE, SOLD OR OTHERWISE TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT OR PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE ACT, THE AVAILABILITY OF WHICH IS TO BE ESTABLISHED TO THE SATISFACTION OF THE COMPANY."

     SECTION 3. REGISTRATION.

          (a) As soon as practicable after the Closing Date but in no event later than 30 days after the Closing Date (such 30th day, the "Filing Deadline"), the Purchaser shall file with the Commission a shelf registration statement pursuant to Rule 415 under the Securities Act of 1933, as amended (the "Securities Act"), or amend an existing registration statement (the "Shelf Registration Statement"), providing for the registration of all of the UGC Shares, and shall use its reasonable best efforts to cause

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such Shelf Registration Statement to become effective on or prior to 120 days after the Closing Date (such 120th day, the "Effectiveness Deadline").

          (b) No Seller may include any of its UGC Shares in any Shelf Registration Statement pursuant to this Agreement unless and until such Seller
(i) agrees to be named as a selling stockholder in the related Prospectus and to deliver a Prospectus to purchasers and (ii) furnishes to the Purchaser in writing, certain representations and information with respect to itself and the proposed distribution by it as shall be necessary in order to assure compliance with Federal and applicable state securities laws in connection with the Shelf Registration Statement in order to have its UGC Shares included in the Shelf Registration Statement. Each Seller agrees to promptly furnish additional information required to be disclosed in order to make the information previously furnished to the Purchaser by such Seller not materially misleading. The Purchaser may exclude from such registration the UGC Shares of any Seller that fails to furnish such information within a reasonable time after receiving such request.

     SECTION 4. REPRESENTATIONS AND WARRANTIES OF THE PURCHASER. The Purchaser represents and warrants to the Sellers as follows:

          (a) ORGANIZATION; POWERS. The Purchaser is (i) duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization, (ii) has all requisite corporate power and authority to own its property and assets and (iii) has the corporate power and authority to execute, deliver and perform its obligations under this Agreement.

          (b) AUTHORIZATION. The execution, delivery and performance by the Purchaser of this Agreement (a) have been duly authorized by all requisite corporate action on the part of the Purchaser and (b) do not and will not (i) violate any laws or regulations applicable to the Purchaser, the certificate or bylaws of the Purchaser or any order, judgment or decree of any court or other agency of government binding on the Purchaser, (ii) conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default or event of default under any contract, lease, instrument, indenture, note or other agreement of or binding upon the Purchaser, (iii) result in or require the creation or imposition of any lien upon any of the properties or assets of the Purchaser, or (iv) require any approval of stockholders or any approval or consent of any person under any contract, lease, instrument, indenture, note or other agreement of or binding upon the Purchaser, except for such approvals or consents which have been obtained on or before the date hereof or approvals or consents of which the failure to obtain would not have a material adverse effect on (1) the business, financial condition or results of operations of the Purchaser or (2) the Purchaser's ability to perform its obligations under this Agreement.

          (c) ENFORCEABILITY. This Agreement has been duly executed and delivered by the Purchaser and constitutes a legal, valid and binding obligation of the Purchaser enforceable against the Purchaser in accordance with its terms except as may

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be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or limiting creditors' rights generally or by equitable principles relating to enforceability.

          (d) UGC SHARES. The UGC Shares to be issued pursuant to this Agreement are duly authorized and, when delivered by the Purchaser pursuant to this Agreement, will be validly issued, fully paid and nonassessable. No resolutions to make any distributions out of the equity (vermogen) of the Purchaser have been adopted, which have not been carried out.

     SECTION 5. REPRESENTATIONS AND WARRANTIES OF THE SELLERS. Each of the Sellers represents and warrants to the Purchaser as follows:

          (a) ORGANIZATION; POWERS. Such party (i) is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization, and (ii) has the corporate power and authority to execute, deliver and perform its obligations under this Agreement.

          (b) AUTHORIZATION. The execution, delivery and performance by such party of this Agreement (a) have been duly authorized by all requisite corporate action on the part of such party and (b) do not and will not violate any laws or regulations applicable to such party, the certificate or bylaws of such party or any order, judgment or decree of any court or other agency of government binding on such party.

          (c) ENFORCEABILITY. This Agreement has been duly executed and delivered by such party and constitutes a legal, valid and binding obligation of such party enforceable against such party in accordance with its terms except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or limiting creditors' rights generally or by equitable principles relating to enforceability.

          (d) UPC SECURITIES. Sellers own, beneficially and of record, the aggregate number of Preference Shares and Warrants set forth opposite Sellers' name on SCHEDULE 1 attached hereto. Sellers did not grant rights to purchase or otherwise acquire the UPC Securities but to the Purchaser. The UPC Securities have not been encumbered with an attachment, usufruct and pledge nor have depositary receipts for the UPC Securities been issued with the Purchaser's concurrence except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or limiting creditors' rights generally or by equitable principles.

          (e) ACCREDITED INVESTOR. Such party is aware that the UGC Shares have not been registered under the Securities Act or any applicable state securities laws. Such party understands that the UGC Shares are being offered and exchanged in reliance upon an exemption from registration under the Securities Act provided by Section 4(2) of the Securities Act. Such party is an "Accredited Investor" as that term is defined in Rule 501(a) of the Securities Act. The UGC Shares are being acquired solely

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for such party's own account, for investment purposes only, and not for any distribution, subdivision or fractionalization thereof; and such party has no agreement or other arrangement, formal or informal, with any person or entity to sell, transfer or pledge any part of the UGC Shares. Such party further understands that it must bear the economic risk of this investment for an indefinite period of time because such party cannot resell or otherwise transfer any part of the UGC Shares unless (i) the UGC Shares are first registered under the Securities Act and such resale or other transfer complies with all applicable state securities laws or (ii) exemptions from the requirements of the Securities Act and all applicable state securities laws are available.

          (f) ACCESS TO INFORMATION. Such party has adequate information concerning the businesses, finances and operations, condition (financial and otherwise), results of operations, properties, plans and prospects of the Purchaser to make an informed decision regarding the sale and has independently and without reliance upon the Purchaser made its own analysis and decision to sell. Each Seller has been afforded the opportunity to ask questions of the Purchaser and has received satisfactory answers to any such inquiries.

          (g) NEGOTIATED AGREEMENT. The terms of this Agreement were the result of negotiations between Sellers and the Purchaser, and such party was given the opportunity to review and comment upon the proposed terms of this Agreement.

          (h) DISCLOSURE STATEMENT. Such party has received a copy of the Disclosure Statement.

     SECTION 6. CONDITIONS TO CLOSING.

          (a) CONDITIONS TO THE OBLIGATIONS OF THE PURCHASER. The obligations of the Purchaser to each Seller under this Agreement are subject to the fulfillment on or before the Closing of each of the following conditions:

               (i) The representations and warranties of the Sellers contained in Section 5 shall be true on and as of the Closing with the same effect as though such representations and warranties had been made on and as of the Closing.

               (ii) Each of the Sellers shall have performed and complied with all agreements, obligations and conditions contained in this Agreement that are required to be performed or complied with by it on or before the Closing.

               (iii) Each of the Sellers shall have executed and delivered a ballot voting in favor of the US Plan and an EGM proxy substantially in the form of EXHIBIT A attached hereto.

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               (iv) Each of the Sellers shall have executed and delivered a Deed of Purchase and Transfer substantially in the form of EXHIBIT B attached hereto.

               (v) Each of the Sellers shall have delivered to the Purchaser an executed Assignment Form attached as EXHIBIT C hereto providing for the transfer of title to the Purchaser.

          (b) CONDITIONS TO THE OBLIGATIONS OF THE SELLERS. The obligations of the Sellers to the Purchaser under this Agreement are subject to the fulfillment on or before the Closing of each of the following conditions:

               (i) The representations and warranties of the Purchaser contained in Section 4 shall be true on and as of the Closing with the same effect as though such representations and warranties had been made on and as of the Closing.

               (ii) The Purchaser shall have performed and complied with all agreements, obligations and conditions contained in this Agreement that are required to be performed or complied with by it on or before the Closing.

               (iii) The Purchaser shall have executed and delivered a Transfer Deed substantially in the form of EXHIBIT B attached hereto.

     SECTION 7. INDEMNIFICATION. In the event any UGC Shares are included in a Shelf Registration Statement pursuant to this Agreement:

          (a) to the extent permitted by law, the Purchaser will indemnify and hold harmless each Seller, the officers and directors of each Seller and each person, if any, who controls each Seller (such persons and entities referred to as "Seller Indemnified Parties"), against any losses, expenses, damages or liabilities to which they may become subject under the Securities Act, the Securities Exchange Act of 1934, as amended (the "Exchange Act") or other federal or state securities laws (a "Loss"), insofar as such Losses (or actions in respect thereof) arise out of any claim, action or proceeding brought by a third party arising out of or based upon any of the following statements, omissions or violations (collectively a "Violation"):

               (i) any untrue statement or alleged untrue statement of a material fact contained in a Shelf Registration Statement under which the UGC Shares were registered;

               (ii) the omission or alleged omission to state in a Shelf Registration Statement under which the UGC Shares were registered a material fact required to be stated therein, or necessary to make the statements therein not misleading; or

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               (iii) any violation or alleged violation by the Purchaser of the
Securities Act, the Exchange Act, any federal or state securities law or any rule or regulation promulgated under the Securities Act, the Exchange Act or any federal or state securities law, in each case in connection with the offering covered by such Shelf Registration Statement;

and the Purchaser will reimburse each Seller Indemnified Party for any legal or other expenses reasonably incurred by them, as incurred, in connection with investigating or defending any such Violation; PROVIDED, HOWEVER, that the indemnity agreement contained in this subsection shall not apply to amounts paid in settlement of any such Loss, if such settlement is effected without the consent of the Purchaser, nor shall the Purchaser be liable in any such case for any such Loss to the extent that it arises out of or is based upon a Violation which occurs in reliance upon and in conformity with written information furnished expressly for use in connection with such Shelf Registration Statement by each Seller Indemnified Party; and PROVIDED FURTHER, that the Purchaser will not be liable for the reasonable legal fees and expenses of more than one counsel to all of the Seller Indemnified Parties.

          (b) to the extent permitted by law, each Seller will, severally and not jointly, indemnify and hold harmless the Purchaser, each of its directors, each of its officers who have signed the Shelf Registration Statement, and each person, if any, who controls the Purchaser within the meaning of the Securities Act (such persons and entities referred to as "Purchaser Indemnified Parties") against any Losses to which such Purchaser Indemnified Parties may become subject under the Securities Act, the Exchange Act or other federal or state securities laws, insofar as such Losses (or actions in respect thereto) arise out of or are based upon any Violation, in each case to the extent (and only to the extent) that such Violation occurs in reliance upon and in conformity with written information furnished by each Seller expressly for use in connection with such Shelf Registration Statement; and each Seller will reimburse any legal or other expenses reasonably incurred by such Purchaser Indemnified Parties in connection with investigating or defending any such Violation; PROVIDED, HOWEVER, that the indemnity agreement contained in this subsection shall not apply to amounts paid in settlement of any such Loss if such settlement is effected without the consent of each Seller; PROVIDED FURTHER, that each Seller shall not be liable for the reasonable legal fees and expenses of more than one counsel to the Purchaser Indemnified Parties; and provided further, that the total amounts payable in indemnity by each Seller under this subsection in respect of any Violation shall not exceed the proceeds received by each Seller in the registered offering out of which such Violation arises.

          (c) promptly after receipt by an indemnified party under this Section of notice of the commencement of any action (including any governmental action), such indemnified party will, if a claim for indemnification in respect thereof is to be made against any indemnifying party under this Section, deliver to the indemnifying party a written notice of the commencement of such an action and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires,

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jointly with any other indemnifying party similarly noticed, to assume the defense thereof with counsel selected by the indemnifying party and reasonably acceptable to a majority in interest of the indemnified parties; PROVIDED, HOWEVER, that an indemnified party shall have the right to retain its own counsel, with the reasonable fees and expenses to be paid by the indemnifying party, if the indemnified party has been advised in writing by counsel that representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual conflict of interests between such indemnified party and any other party represented by such counsel in such proceeding. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action shall relieve such indemnifying party of liability to the indemnified party under this Section to the extent such delay caused material prejudice to the indemnified party, but the omission so to deliver written notice to the indemnifying party will not relieve it of any liability that it may have to any indemnified party otherwise than under this Section.

          (d) the foregoing indemnity agreements of the Purchaser and Sellers are subject to the condition that, insofar as they relate to any Violation made in a preliminary prospectus but eliminated or remedied in the amended prospectus on file with the Securities Exchange Commission (the "Commission") at the time the Shelf Registration Statement in question becomes effective or in the amended prospectus filed with the Commission pursuant to Rule 424(b) of the Commission (the "Final Prospectus"), such indemnity agreements shall not inure to the benefit of any person if a copy of the Final Prospectus was furnished in a timely manner to the indemnified party and was not furnished to the person asserting the loss, liability, claim or damage at or prior to the time such action is required by the Securities Act.

          (e) the obligations of the Purchaser and the Sellers under this Section shall survive the completion of any offering of UGC Shares in a Shelf Registration Statement, and otherwise.

     SECTION 8. TERMINATION OF LETTER AGREEMENT. Upon execution of this Agreement by the parties hereto, all rights and obligations of the parties under the Letter Agreement shall be terminated.

     SECTION 9. CONFIDENTIALITY. Except as required by law (including the Purchaser's disclosure obligations under Section 13(d) of the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder and any disclosures required to be made in connection with the restructuring of UPC), the Purchaser and the Sellers, on behalf of themselves and their representatives, agree to keep strictly confidential all terms of this Agreement and the transactions contemplated hereby.

     SECTION 10. SPECIFIC PERFORMANCE. Each of the parties hereto acknowledges and agrees that the other parties hereto would be irreparably damaged in the event any of the provisions of this Agreement were not performed in accordance with

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their specific terms or were otherwise breached. Accordingly, each of the parties hereto agrees that each of the other parties hereto shall be entitled to an injunction or injunctions to prevent breaches of the provisions of this Agreement and to enforce specifically this Agreement and the terms and provisions hereof in any action instituted in any court of the United States or any state thereof having subject matter jurisdiction, in addition to any other remedy to which any party hereto may be entitled, at law or in equity.

     SECTION 11. SEVERABILITY. If any provision of this Agreement shall have been determined to be unenforceable by a court of competent jurisdiction or as a result of binding arbitration, such provision shall, as to such jurisdiction, be ineffective to the extent of such unenforceability, without invalidating the remaining provisions hereof, the other provisions of this Agreement shall nonetheless remain in full force and effect, and such unenforceability in any jurisdiction shall not render unenforceable such provision in any other jurisdiction.

     SECTION 12. TIMING. Each of the parties hereto agrees that time shall be of the essence for all purposes of this Agreement.

     SECTION 13. CHOICE OF LAW. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK INCLUDING, WITHOUT LIMITATION, SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW.

     SECTION 14. JURISDICTION. Each party hereto irrevocably submits to the non-exclusive jurisdiction of any New York State or Federal court sitting in the city of New York over any suit, action or proceeding arising out of or relating to this Agreement or any other documents, agreements or instruments contemplated by or referred to herein or the transactions contemplated hereby or the enforcement of any of the terms hereof of any such other documents, agreements or instruments. To the fullest extent it may effectively do so under applicable law, each party hereto irrevocably waives and agrees not to assert, by way of motion, as a defense or otherwise, any claim that it may now or hereafter have to the laying of the venue of any such suit, action or proceeding brought in any such court and any claim that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum.

     SECTION 15. WAIVER OF JURY TRIAL. EACH PARTY HERETO WAIVES ITS RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING UNDER OR OUT OF THIS AGREEMENT OR ANY DEALINGS BETWEEN THEM RELATING HERETO OR THE SUBJECT MATTER OF THE TRANSACTIONS CONTEMPLATED HEREBY. The scope of this waiver is intended to be all-encompassing of any and all disputes that may be filed in any court and that relate to the subject matter of the transactions contemplated hereby, including, and without limitation, contract claims, tort claims, breach of duty claims, and other common law and statutory claims.

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     SECTION 16. EFFECTIVENESS; COUNTERPARTS. This Agreement shall become effective upon execution and delivery of a counterpart hereto by the Purchaser and each Seller. This Agreement shall be executed in any number of counterparts and by the different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same agreement. Delivery of a counterpart hereof by facsimile shall be effective as delivery of a manually signed counterpart hereof.

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     IN WITNESS WHEREOF, the parties to this Agreement have executed or caused this Agreement to be executed by their duly authorized officers as of the day and year first written above.


UNITEDGLOBALCOM, INC.

By: /s/ FREDERICK WESTERMAN III
   ----------------------------
   Name: Frederick Westerman III
   Title: Chief Financial Officer




                                 CAPITAL RESEARCH AND MANAGEMENT COMPANY
                                 On behalf of: The Income Fund of America , Inc.
                                               Capital World Growth and Income
                                               Fund, Inc. and
                                               Fundamental Investors, Inc.


                                 By: /s/ MICHAEL J. DOWNER
                                    ---------------------------------------
                                    Name: Michael J. Downer
                                    Title: Secretary

                                                                      SCHEDULE 1

                                               PREFERENCE                     UGC SHARES
          SELLER                                 SHARES        WARRANTS      TO BE ISSUED
          ------                               ----------      --------      -------------
The Income Fund of America, Inc.                  1,180         572,960          237,090

Capital World Growth and Income Fund, Inc.          100          48,556           20,092

Fundamental Investors, Inc.                       1,120         543,826          225,035

Total                                             2,400       1,165,342          482,217

                                                                      SCHEDULE 2

Sellers hereby instruct Purchaser to deliver the UGC Shares, issued in the denominations and registered in the names, as set forth below:

NAME AND ADDRESS                                               NUMBER OF UGC SHARES
----------------                                               --------------------
Anchorwatch & Co.                                                   225,035 Shares
     DTC/New York Window
     Account: State Street
     55 Water Street
     Plaza Level - 3rd Floor
     New York, NY 10041
     Fund Name: Fundamental Investors
     Fund Number: HG06
     Contact: Robert Mendez (617) 664-8596

Cudd & Co.                                                          237,090 Shares
     JP Morgan
     4 New York Plaza
     11th Floor
     Attn: Physical Receive Processing
     In F/O (JPM P Account No. S56657)
     New York, NY 10004
     Contact: Brian Cavanaugh (212) 623-2721

Cudd & Co.                                                           20,092 Shares
     JP Morgan
     4 New York Plaza
     11th Floor
     Attn: Physical Receive Processing
     In F/O (JPM P Account No. P48773)
     New York, NY 10004
     Contact: Brian Cavanaugh (212) 623-2721

                                                                       EXHIBIT A

                          FORM OF RESTRUCTURING BALLOT

                                   [attached]

                                                                       EXHIBIT B

                      FORM OF DEED OF PURCHASE AND TRANSFER



                              PURCHASE AND TRANSFER
                                  OF SHARES IN
                      UNITED PAN-EUROPE COMMUNICATIONS N.V.

                                     between

                              UnitedGlobalCom, Inc.

                                       and

                     CAPITAL RESEARCH AND MANAGEMENT COMPANY
                 On behalf of: The Income Fund of America, Inc.
                 Capital World Growth and Income Fund, Inc. and
                           Fundamental Investors, Inc.

                              PURCHASE AND TRANSFER
                                  OF SHARES IN
                      UNITED PAN-EUROPE COMMUNICATIONS N.V.

THE UNDERSIGNED:

1.   Capital Research and Management Company
     On behalf of : The Income Fund of America, Inc.
     Capital World Growth and Income Fund, Inc. and
     Fundamental Investors, Inc.
          (the "Transferor");

2.   UnitedGlobalCom, Inc.
     (the "Purchaser"); and

3.   United Pan-Europe Communications, N.V.,
     (the "Company"),

WHEREAS:

     A. the Transferor is holder of 2,400 paid up Preference Shares A in the capital of the Company, each with a nominal value of E1.00, numbered 1A2,001 to1A4,400 inclusive (Capital World Growth and Income Fund, Inc. 100 shares nnumbered 1A2,001 through 1A2,100; The Income Fund of America, Inc. 1,180 shares numbered 1A2,101 through 1A3,280; and Fundamental Investors, Inc. 1,120 shares numbered 1A3,281 through 1A4,400) (the "Shares");

     B. the Transferor acquired the Shares from the Company by deed of December 7, 2000; and

     C. pursuant to the Securities Purchase Agreement entered into by and among the Purchaser and Capital Research and Management Company on behalf of The Income Fund of America, Inc., Capital World Growth and IncomeFund, Inc. and Fundamental Investors, Inc. (the "Securities Purchase Agreement"), the Purchaser hereby wishes to purchase the Shares from the Transferor and the Transferor wishes to sell the Shares to the Purchaser on the terms of and subject to the conditions, set forth in this agreement and the Securities Purchase Agreement.

HAVE AGREED AS FOLLOWS:

ARTICLE 1 - PURCHASE AND TRANSFER OF THE SHARES AND PAYMENT

1. The Transferor hereby sells and transfers (LEVERT) the Shares to the Purchaser, who hereby purchases and accepts the Shares from the Transferor (the "Transfer").

2. The purchase price for the Shares shall be equal to 482,217 shares of the Purchaser's Class A Common Stock, each with a par value of $.01 (the "Purchase Price").

3. The Transferor has received the Purchase Price, for which the Purchaser is fully acquitted.

ARTICLE 2 - GUARANTEES

In addition to the guarantees as granted by the Securities Purchase Agreement, the Transferor grants the following guarantees in respect to the Shares to the
Purchaser:

     - The Transferor did not grant rights to purchase or otherwise acquire the Shares but to the Purchaser.

     - The Shares have not been encumbered with an attachment, usufruct and pledge nor have depositary receipts for the Shares been issued with the Company's concurrence.

     - No resolutions to make any distributions out of the equity (VERMOGEN) of the Company have been adopted, which have not been carried out.

ARTICLE 3 - ACCOUNT AND RISK

The Shares and all rights attached thereto including any distributions made by the Company on the Shares will, for as far as applicable, from now on be for the benefit of the Purchaser.

ARTICLE 4 - ACKNOWLEDGEMENT

The Company hereby acknowledges the Transfer and will make the appropriate entry in the shareholders' register.

ARTICLE 5 - MISCELLANEOUS

1. The Transferor and the Purchaser waive all their rights to rescind or avoid (VERNIETIGEN) this agreement and the included Transfer.

2. This agreement and the included Transfer and the rights and obligations arising from this agreement and the Transfer shall be governed by and construed in accordance with the laws of the Netherlands.

THUS AGREED AND EXECUTED IN __ ORIGINAL COPIES

in                                                          on FEBRUARY __, 2003
   ---------------------------------------------


                                   UNITED PAN-EUROPE COMMUNICATIONS, N.V.


                                   -----------------------------------
                                   by:



                                   UNITEDGLOBALCOM, INC.


                                   -----------------------------------
                                   by:



                                   CAPITAL RESEARCH AND MANAGEMENT COMPANY
                                   ON BEHALF OF THE INCOME FUND OF AMERICA, INC. CAPITAL WORLD GROWTH AND INCOME FUND, INC. AND FUNDAMENTAL INVESTORS, INC.



                                   -----------------------------------
                                   by:

                                                                       EXHIBIT C

                           FORM OF WARRANT ASSIGNMENT

     FOR VALUE RECEIVED the undersigned, on behalf of the registered owners of a warrant, number WOS 11, dated December 7, 2000, to purchase ordinary shares A of UPC, nominal value E1.00 per share (the "Ordinary Shares"), at an exercise price of E42.546 per Ordinary Share (the "Warrant"), hereby sells, assigns and transfers unto the assignee named below all of the rights of the undersigned under the Warrant, with respect to the number of Ordinary Shares set forth below:

Name and Address of Assignee                      No. of Ordinary Shares

UNITEDGLOBALCOM, INC.
4643 South Ulster Street, Suite 1300                  1,165,342
Denver, Colorado 80237


and does hereby irrevocably constitute and appoint Michelle Keist attorney-in-fact to register such transfers onto the books of United Pan-Europe Communications N.V. maintained for the purpose, with full power of substitution in the premises.

Date: February __, 2003            CAPITAL RESEARCH AND MANAGEMENT COMPANY
                                   on behalf of The Income Fund of America, Inc.
                                   Capital World Growth and Income Fund, Inc.
                                   and Fundamental Investors, Inc.

                                   By:
                                      ---------------------------------------
                                      Name:
                                      Title:


NOTICE: The signature on this assignment must correspond with the name as written upon the face of the Warrant in every particular, without alteration or enlargement or any change whatsoever.